Exhibit 99.1 Investor Presentation July 20, 2021 NASDAQ: CATC Parent of Cambridge Trust CompanyExhibit 99.1 Investor Presentation July 20, 2021 NASDAQ: CATC Parent of Cambridge Trust Company

Contents 03 Company Profile 07 Financial Highlights 20 Strategic Focus 24 Appendix This presentation includes non-GAAP measures and should be reviewed with the Company’s Q2 2021 Earnings Release and SEC filings.

Company Profile As of June 30, 2021 § Banking subsidiary: Cambridge Trust Company (1890) § Private Bank & Wealth Management Firm § Headquarters: Harvard Square, Cambridge, MA § Client Wealth Assets: $4.5 billion § Banking Assets: $4.3 billion • Gross Loans: $3.3 billion • Total Deposits: $3.8 billion § Noninterest income: 25% of revenue § NASDAQ: CATC § Market Cap: $588 million* 3 *Market Cap is as of July 1, 2021Company Profile As of June 30, 2021 § Banking subsidiary: Cambridge Trust Company (1890) § Private Bank & Wealth Management Firm § Headquarters: Harvard Square, Cambridge, MA § Client Wealth Assets: $4.5 billion § Banking Assets: $4.3 billion • Gross Loans: $3.3 billion • Total Deposits: $3.8 billion § Noninterest income: 25% of revenue § NASDAQ: CATC § Market Cap: $588 million* 3 *Market Cap is as of July 1, 2021

Why Cambridge Bancorp? • Market of operations offer significant long term growth prospects • Private Banking business model with diversified fee revenue through wealth management focus • Strong financial performance with excellent asset quality track record • Low cost core deposit base • Financially and strategically attractive acquisitions Client 4Why Cambridge Bancorp? • Market of operations offer significant long term growth prospects • Private Banking business model with diversified fee revenue through wealth management focus • Strong financial performance with excellent asset quality track record • Low cost core deposit base • Financially and strategically attractive acquisitions Client 4

Geographic Footprint Dover Concord Dover Portsmouth Concord Exeter Manchester Hampton Exeter Portsmouth Manchester Hampton Concord Lexington Concord Cambridge Lexington Boston Cambridge Weston Newton Weston Newton Boston CATC Branches (22) Needham Wellesley CATC Wealth Offices (4) Wellesley CATC Branches (19) Needham CATC Wealth Offices (5) 5Geographic Footprint Dover Concord Dover Portsmouth Concord Exeter Manchester Hampton Exeter Portsmouth Manchester Hampton Concord Lexington Concord Cambridge Lexington Boston Cambridge Weston Newton Weston Newton Boston CATC Branches (22) Needham Wellesley CATC Wealth Offices (4) Wellesley CATC Branches (19) Needham CATC Wealth Offices (5) 5

Market Characteristics 1 Median Household Income ($000s) § Wealth Management capability is $97 $85 $68 well-suited to the highly affluent Boston and southern New Hampshire markets Boston- Cambridge- Manchester-Nashua Nation Newton MSA MSA 1 § Greater Boston economy is Proj. Household Income Change (’21 – ’26) diversified; the region is a global hub 11.4% 9.0% 7.4% for innovation, healthcare, life 2 sciences, and education Boston- Cambridge- Manchester-Nashua Nation Newton MSA MSA § Greater Boston laboratory market 1 Pre-COVID Unemployment Rates remains robust, with demand 2 outpacing supply in 2020 3.6% 2.5% 1.9% § Cambridge Trust’s private banking Boston- Cambridge- Manchester-Nashua Nation model caters to entrepreneurial local Newton MSA MSA communities 2 Cambridge Lab Space Vacancy 2.1% 1.8% 1.7% Q3 2020 Q4 2020 Q1 2021 6 1: Source: S&P Global Market Intelligence as of 2020, and Bureau of Labor Statistics as of December 2019 2: Source: Newmark Boston Office Market and Life Science Reports Q4 2020 and Q1 2021, Boston Business Journal April 2021Market Characteristics 1 Median Household Income ($000s) § Wealth Management capability is $97 $85 $68 well-suited to the highly affluent Boston and southern New Hampshire markets Boston- Cambridge- Manchester-Nashua Nation Newton MSA MSA 1 § Greater Boston economy is Proj. Household Income Change (’21 – ’26) diversified; the region is a global hub 11.4% 9.0% 7.4% for innovation, healthcare, life 2 sciences, and education Boston- Cambridge- Manchester-Nashua Nation Newton MSA MSA § Greater Boston laboratory market 1 Pre-COVID Unemployment Rates remains robust, with demand 2 outpacing supply in 2020 3.6% 2.5% 1.9% § Cambridge Trust’s private banking Boston- Cambridge- Manchester-Nashua Nation model caters to entrepreneurial local Newton MSA MSA communities 2 Cambridge Lab Space Vacancy 2.1% 1.8% 1.7% Q3 2020 Q4 2020 Q1 2021 6 1: Source: S&P Global Market Intelligence as of 2020, and Bureau of Labor Statistics as of December 2019 2: Source: Newmark Boston Office Market and Life Science Reports Q4 2020 and Q1 2021, Boston Business Journal April 2021

Strong Financial Performance Operating Net Income and Operating Diluted Earnings Per Share Dollars in millions In dollars $50 $20.00 5-Year EPS CAGR (through 2020) $43.9 $45 $18.00 +11.9% $40 $16.00 $35 $14.00 $29.2 $30 $12.00 $27.4 $24.0 $25 $10.00 $18.7 $20 $8.00 $15 $6.00 $6.90 $6.20 $5.80 $10 $4.00 $4.56 $3.91 $5 $2.00 2017 2018 2019 2020 2021 YTD Operating Net Income (left axis)* Operating Diluted Earnings Per Share (right axis)* 7 *Operating Net Income and Operating Diluted EPS are adjusted to exclude merger related, and other non operating expenses in 2018, 2019, and 2020 as well as tax adjustments in 2017.Strong Financial Performance Operating Net Income and Operating Diluted Earnings Per Share Dollars in millions In dollars $50 $20.00 5-Year EPS CAGR (through 2020) $43.9 $45 $18.00 +11.9% $40 $16.00 $35 $14.00 $29.2 $30 $12.00 $27.4 $24.0 $25 $10.00 $18.7 $20 $8.00 $15 $6.00 $6.90 $6.20 $5.80 $10 $4.00 $4.56 $3.91 $5 $2.00 2017 2018 2019 2020 2021 YTD Operating Net Income (left axis)* Operating Diluted Earnings Per Share (right axis)* 7 *Operating Net Income and Operating Diluted EPS are adjusted to exclude merger related, and other non operating expenses in 2018, 2019, and 2020 as well as tax adjustments in 2017.

Q2 2021 Performance Highlights Operating ROAA Operating EPS Operating ROTCE 1.32% $1.98 15.64% 3.01% $18.0M 58.38% 8.81% Adjusted Net Interest Operating PTPP Operating Efficiency TCE Ratio ex. PPP 1 Margin Income Ratio 1.10% $52.37 0.13% (0.01%) 2 ACL Ratio Tangible Book NPAs to Total Assets Net Recoveries / Value per Share Total Loans (Annualized) 8 1) Adjusted net interest margin excludes the impact of PPP loans and merger related loan accretion. 2) ACL Ratio does not include PPP loans.Q2 2021 Performance Highlights Operating ROAA Operating EPS Operating ROTCE 1.32% $1.98 15.64% 3.01% $18.0M 58.38% 8.81% Adjusted Net Interest Operating PTPP Operating Efficiency TCE Ratio ex. PPP 1 Margin Income Ratio 1.10% $52.37 0.13% (0.01%) 2 ACL Ratio Tangible Book NPAs to Total Assets Net Recoveries / Value per Share Total Loans (Annualized) 8 1) Adjusted net interest margin excludes the impact of PPP loans and merger related loan accretion. 2) ACL Ratio does not include PPP loans.

Strong Capital Position & Liquidity As of June 30, 2021 Capital Position* Liquidity ($M) 16.0% FRB FHLB Discount Available 13.7% Window $707.6 12.0% 12.4% 12.4% Available $509.8 10.5% 8.0% 8.6% 8.6% 8.5% Outstanding 7.0% Funding $26.5 4.0% 4.0% Correspondent Bank Available $10.0 FRB PPPLF 0.0% Available TOTAL TIER 1 TIER I TIER I TANGIBLE Wholesale $110.7 CAPITAL CAPITAL COMMON LEVERAGE COMMON Deposits Available EQUITY EQUITY* $421.1 CATC Minimum Capital Required** Total access to funds of $1.8B Tangible Book Value per Share $55.00 $52.37 $50.00 $50.07 $45.00 $46.66 $40.00 $40.57 $35.00 $36.14 $30.00 $25.00 2017 2018 2019 2020 2021 9 *Current quarter capital ratios are estimated. Tangible Common Equity is not a regulatory capital ratio. **Minimum Capital Required For Capital Adequacy Plus Capital Conservation Buffer. Tangible Common Equity and Tangible Book Value Per Share are non-GAAP measures..Strong Capital Position & Liquidity As of June 30, 2021 Capital Position* Liquidity ($M) 16.0% FRB FHLB Discount Available 13.7% Window $707.6 12.0% 12.4% 12.4% Available $509.8 10.5% 8.0% 8.6% 8.6% 8.5% Outstanding 7.0% Funding $26.5 4.0% 4.0% Correspondent Bank Available $10.0 FRB PPPLF 0.0% Available TOTAL TIER 1 TIER I TIER I TANGIBLE Wholesale $110.7 CAPITAL CAPITAL COMMON LEVERAGE COMMON Deposits Available EQUITY EQUITY* $421.1 CATC Minimum Capital Required** Total access to funds of $1.8B Tangible Book Value per Share $55.00 $52.37 $50.00 $50.07 $45.00 $46.66 $40.00 $40.57 $35.00 $36.14 $30.00 $25.00 2017 2018 2019 2020 2021 9 *Current quarter capital ratios are estimated. Tangible Common Equity is not a regulatory capital ratio. **Minimum Capital Required For Capital Adequacy Plus Capital Conservation Buffer. Tangible Common Equity and Tangible Book Value Per Share are non-GAAP measures..

Wealth Management & Noninterest Income th Listed as the 18 largest Independent Investment Advisor in Massachusetts by the Boston Business Journal in 2021 Client Wealth Assets ($M) Net Client Flows ($M) 2017 2018 2019 2020 2021 5.5-Year CAGR (through 2021) +11.6% $2,573 $2,971 $2,760 $3,287 $3,994 Starting AUM $4,471 $4,168 Acquired AUM * 339 $3,453 74 (176) (5) (69) 4 $3,086 Net Flows $2,877 324 (35) 532 437 284 Net Market Impact Ending AUM $2,971 $2,760 $3,287 $3,994 $4,282 115 117 165 174 189 Custody Assets $3,086 $2,877 $3,453 $4,168 $4,471 Total WM Assets 2017 2018 2019 2020 2021 Wealth Management Revenue ($M) Noninterest Income ($M) NII was 25% of Revenue in 2021 $29.8 $25.2 $26.5 $39.5 $23.0 $33.0 $36.4 $30.2 $16.8 $21.8 0.81% 0.84% 0.80% 0.81% 0.80% AUM AUM AUM AUM AUM Fee Fee Fee Fee Fee 2017 2018 2019 2020 YTD 2021 2017 2018 2019 2020 YTD 2021 Wealth Management All Other 10 *Acquired in our merger with Wellesley Bancorp, Inc. AUM Fee represents the weighted average fee on Assets Under Management during the period.Wealth Management & Noninterest Income th Listed as the 18 largest Independent Investment Advisor in Massachusetts by the Boston Business Journal in 2021 Client Wealth Assets ($M) Net Client Flows ($M) 2017 2018 2019 2020 2021 5.5-Year CAGR (through 2021) +11.6% $2,573 $2,971 $2,760 $3,287 $3,994 Starting AUM $4,471 $4,168 Acquired AUM * 339 $3,453 74 (176) (5) (69) 4 $3,086 Net Flows $2,877 324 (35) 532 437 284 Net Market Impact Ending AUM $2,971 $2,760 $3,287 $3,994 $4,282 115 117 165 174 189 Custody Assets $3,086 $2,877 $3,453 $4,168 $4,471 Total WM Assets 2017 2018 2019 2020 2021 Wealth Management Revenue ($M) Noninterest Income ($M) NII was 25% of Revenue in 2021 $29.8 $25.2 $26.5 $39.5 $23.0 $33.0 $36.4 $30.2 $16.8 $21.8 0.81% 0.84% 0.80% 0.81% 0.80% AUM AUM AUM AUM AUM Fee Fee Fee Fee Fee 2017 2018 2019 2020 YTD 2021 2017 2018 2019 2020 YTD 2021 Wealth Management All Other 10 *Acquired in our merger with Wellesley Bancorp, Inc. AUM Fee represents the weighted average fee on Assets Under Management during the period.

Total Assets and Loans As of June 30, 2021 Total Assets ($M) Loan Portfolio Residential- $4,303 Residential- Fixed Rate Adjustable 18.5% $3,949 Rate 21.8% $2,856 Consumer $2,101 1.4% $1,950 Home Equity Construction 2.8% 4.1% PPP 3.3% 2017 2018 2019 2020 2021 Commercial & Industrial 7.6% Total Loans ($M) $3,281 $3,154 CRE 40.5% 5.5- Year Loans CAGR (through 2021) +20.2% $2,227 $3.3B outstanding as of June 30, 2021 $1,560 54.7% Commercial $1,351 45.3% Consumer 3.62% Q2 2021 average yield excluding fair value accretion 2017 2018 2019 2020 2021 11 2019 and 2020 include acquired balances from Optima Bank & Trust Company, and Wellesley Bancorp, Inc., respectively.Total Assets and Loans As of June 30, 2021 Total Assets ($M) Loan Portfolio Residential- $4,303 Residential- Fixed Rate Adjustable 18.5% $3,949 Rate 21.8% $2,856 Consumer $2,101 1.4% $1,950 Home Equity Construction 2.8% 4.1% PPP 3.3% 2017 2018 2019 2020 2021 Commercial & Industrial 7.6% Total Loans ($M) $3,281 $3,154 CRE 40.5% 5.5- Year Loans CAGR (through 2021) +20.2% $2,227 $3.3B outstanding as of June 30, 2021 $1,560 54.7% Commercial $1,351 45.3% Consumer 3.62% Q2 2021 average yield excluding fair value accretion 2017 2018 2019 2020 2021 11 2019 and 2020 include acquired balances from Optima Bank & Trust Company, and Wellesley Bancorp, Inc., respectively.

Deposit and Net Interest Margin Profile Total Deposits ($M) Deposit Composition Core Deposits 94% 5.5-Year CAGR $3,765 Demand (through 2021) $3,403 Deposits +17.4% 32% MMDA & Other Savings 44% $2,359 $1,811 $1,775 NOW & Other Trans. Accounts Time Deposits 6% 18% 2017 2018 2019 2020 2021 Non-Interest-Bearing Deposits ($M) Adjusted Net Interest Margin & Cost of Deposits Q2 2021 Avg. Cost of Deposits 0.11% $1,209 June 30, 2021 Spot Cost of Deposits: 0.11% 5.00% $1,006 3.33% 3.36% 4.00% 3.22% 3.16% 3.25% 3.01% 3.00% $631 2.00% $494 $494 0.70% 0.28% 1.00% 0.11% 0.19% 0.25% 0.15% 0.00% 2017 2018 2019 2020 Q1 2021 Q2 2021 Adj Net Interest Margin Cost of Deposits 2017 2018 2019 2020 2021 12 2019 and 2020 include acquired balances from Optima Bank & Trust Company, and Wellesley Bancorp, Inc., respectively.Deposit and Net Interest Margin Profile Total Deposits ($M) Deposit Composition Core Deposits 94% 5.5-Year CAGR $3,765 Demand (through 2021) $3,403 Deposits +17.4% 32% MMDA & Other Savings 44% $2,359 $1,811 $1,775 NOW & Other Trans. Accounts Time Deposits 6% 18% 2017 2018 2019 2020 2021 Non-Interest-Bearing Deposits ($M) Adjusted Net Interest Margin & Cost of Deposits Q2 2021 Avg. Cost of Deposits 0.11% $1,209 June 30, 2021 Spot Cost of Deposits: 0.11% 5.00% $1,006 3.33% 3.36% 4.00% 3.22% 3.16% 3.25% 3.01% 3.00% $631 2.00% $494 $494 0.70% 0.28% 1.00% 0.11% 0.19% 0.25% 0.15% 0.00% 2017 2018 2019 2020 Q1 2021 Q2 2021 Adj Net Interest Margin Cost of Deposits 2017 2018 2019 2020 2021 12 2019 and 2020 include acquired balances from Optima Bank & Trust Company, and Wellesley Bancorp, Inc., respectively.

Commercial Banking As of June 30, 2021 § Business Deposits represented 49% of Commercial Loans ($M) core deposits with a weighted average cost of deposits of 0.07% Commercial Mortgage $1,688 § Continuing to invest in Innovation $1,583 Banking: § Committed team concentrated Commercial & Industrial* on the financial needs of $1,194 growth stage companies operating in greater Boston $852 $699 § Focused on continued diversification of the commercial portfolio into Commercial & Industrial § Dedicated and centralized credit risk management function 2017 2018 2019 2020 2021 13 *Commercial & Industrial excludes PPP loans.Commercial Banking As of June 30, 2021 § Business Deposits represented 49% of Commercial Loans ($M) core deposits with a weighted average cost of deposits of 0.07% Commercial Mortgage $1,688 § Continuing to invest in Innovation $1,583 Banking: § Committed team concentrated Commercial & Industrial* on the financial needs of $1,194 growth stage companies operating in greater Boston $852 $699 § Focused on continued diversification of the commercial portfolio into Commercial & Industrial § Dedicated and centralized credit risk management function 2017 2018 2019 2020 2021 13 *Commercial & Industrial excludes PPP loans.

Commercial Real Estate Loan Portfolio By Sector By Geography Industrial/Warehouse Hotel & Lodging 3.0% Other 2.3% 4.7% MA 82.7% Other Residential 6.4% Multifamily 32.0% Construction & Land 8.1% Other 2.3% Commercial/Flex space 9.9% Mixed Use - ME 2.4% Office 13.4% Office/Retail 10.1% NH 12.6% Retail 10.1% Portfolio Details: • $1.4B outstanding as of June 30, 2021 • 831 total loans • $1.7M average loan size 14Commercial Real Estate Loan Portfolio By Sector By Geography Industrial/Warehouse Hotel & Lodging 3.0% Other 2.3% 4.7% MA 82.7% Other Residential 6.4% Multifamily 32.0% Construction & Land 8.1% Other 2.3% Commercial/Flex space 9.9% Mixed Use - ME 2.4% Office 13.4% Office/Retail 10.1% NH 12.6% Retail 10.1% Portfolio Details: • $1.4B outstanding as of June 30, 2021 • 831 total loans • $1.7M average loan size 14

Commercial & Industrial Loan Portfolio By Industry By Geography Construction Retail Trade Manufacturing Arts, Entertainment, and 1.3% 1.7% 2.8% Recreation 0.5% Health Care and Educational 0.5% Social Assistance 2.9% MA 54.4% Accommodation and Food 3.2% Real Estate, Rental, and Leasing 4.6% Wholesale Solar & Utility Trade 5.2% 47.1% NH 8.0% Professional Scientific and Technical 12.7% NY 10.0% RI 14.1% All Other 17.5% Other 13.5% Industry breakout excludes PPP loans Geography breakout excludes PPP loans Portfolio Details: • $358M outstanding as of June 30, 2021; $250M outstanding excluding PPP loans • 1,100 total loans including PPP loans; 499 total loans excluding PPP loans • $328k average loan including PPP loans; $502k average loan excluding PPP loans 15Commercial & Industrial Loan Portfolio By Industry By Geography Construction Retail Trade Manufacturing Arts, Entertainment, and 1.3% 1.7% 2.8% Recreation 0.5% Health Care and Educational 0.5% Social Assistance 2.9% MA 54.4% Accommodation and Food 3.2% Real Estate, Rental, and Leasing 4.6% Wholesale Solar & Utility Trade 5.2% 47.1% NH 8.0% Professional Scientific and Technical 12.7% NY 10.0% RI 14.1% All Other 17.5% Other 13.5% Industry breakout excludes PPP loans Geography breakout excludes PPP loans Portfolio Details: • $358M outstanding as of June 30, 2021; $250M outstanding excluding PPP loans • 1,100 total loans including PPP loans; 499 total loans excluding PPP loans • $328k average loan including PPP loans; $502k average loan excluding PPP loans 15

Paycheck Protection Program (PPP) Dollars in thousands We processed over 1,500 PPP loans for clients PPP Round 1 Outstanding Loan Details as of June 30, 2021 Total # of Loans % of count % of amount below $100K $2,549 68 54% 9% $100K to $500k 10,876 45 36% 40% $500K to $1 million 6,713 10 8% 24% above $1 million 7,313 3 2% 27% Subtotal $27,451 126 PPP Round 2 Outstanding Loan Details as of June 30, 2021 Total # of Loans % of count % of amount below $100K $10,591 269 57% 13% $100K to $500k 37,815 163 34% 45% $500K to $1 million 25,772 36 8% 31% above $1 million 9,105 7 1% 11% Subtotal $83,283 475 Total PPP Outstanding as of June 30, 2021 Total # of Loans % of count % of amount $110,734 Principal Deferred costs net of (3,096) unearned fees Total $107,638 601 Approximately 88.4% of first round PPP loans and 15.8% of round two PPP loans have been or are in the process of being forgiven. 16

Consumer Loan Portfolio Balance Weighted Avg. LTV* 43.2% 100.0 57.9 50.3% 6.5% Residential - Fixed Residential - Adjustable 0.0 WA LTV Home Equity Usage Geography 79.1% 81.5% 0.5% 3.1% 20.9% 14.9% Owner Occupied Non-Owner Occupied MA NH ME Other $1.5B outstanding as of June 30, 2021 17 *The Weighted Avg. LTV calculation only includes one collateral property value for loans with multiple collateral and excludes loans with a zero balance.

Asset Quality Highlights NPLs / Loans NPAs / Assets 0.28% 0.27% 0.25% 0.22% 0.23% 0.20% 0.17% 0.13% 2019 2020 Q1 2021 Q2 2021 2019 2020 Q1 2021 Q2 2021 Reserves / Loans (1) Annualized Net Charge Offs (Recoveries)/Loans 1.19% 1.18% 1.10% 13 year average NCOs of 0.02% 0.82% 0.07% 0.01% 0.00% (0.01%) 2019 2020 Q1 2021 Q2 2021 2019 2020 Q1 2021 Q2 2021 18 1: The Company adopted CECL in Q1 2020. As a result of the COVID-19 pandemic, the Company increased the allowance for credit losses in 2020. The Reserve to Loan level in 2020 and 2021 excludes PPP loans.Asset Quality Highlights NPLs / Loans NPAs / Assets 0.28% 0.27% 0.25% 0.22% 0.23% 0.20% 0.17% 0.13% 2019 2020 Q1 2021 Q2 2021 2019 2020 Q1 2021 Q2 2021 Reserves / Loans (1) Annualized Net Charge Offs (Recoveries)/Loans 1.19% 1.18% 1.10% 13 year average NCOs of 0.02% 0.82% 0.07% 0.01% 0.00% (0.01%) 2019 2020 Q1 2021 Q2 2021 2019 2020 Q1 2021 Q2 2021 18 1: The Company adopted CECL in Q1 2020. As a result of the COVID-19 pandemic, the Company increased the allowance for credit losses in 2020. The Reserve to Loan level in 2020 and 2021 excludes PPP loans.

Allowance for Credit Losses (ACL) Dollars in millions Allowance for Credit Losses: Commercial Loans ACL Ratio Q2: 1.14%* Consumer Loans ACL Ratio Q2: 0.98% ACL Key Attributes: 0.9% • Sophisticated model uses loan level probability of default loss given default discounted cash-flows as the primary basis for the quantitative loss estimation 34.5% • Starting Unemployment Rate in forecast period: 5.2% • Ending Unemployment Rate in forecast period: 4.4% • Forecast Period: 2 Quarters 64.6% • Reversion Period: 4 Quarters Quantitative Qualitative PCD 19 * ACL Ratio excludes PPP loansAllowance for Credit Losses (ACL) Dollars in millions Allowance for Credit Losses: Commercial Loans ACL Ratio Q2: 1.14%* Consumer Loans ACL Ratio Q2: 0.98% ACL Key Attributes: 0.9% • Sophisticated model uses loan level probability of default loss given default discounted cash-flows as the primary basis for the quantitative loss estimation 34.5% • Starting Unemployment Rate in forecast period: 5.2% • Ending Unemployment Rate in forecast period: 4.4% • Forecast Period: 2 Quarters 64.6% • Reversion Period: 4 Quarters Quantitative Qualitative PCD 19 * ACL Ratio excludes PPP loans

Strategic Progress and Focus Recent Progress Strategic Focus § Generated record operating earnings in Near Term Priorities: 2020 § COVID-19 - Focused on our team, clients, § Completed merger with Wellesley Bancorp community support and risk management on June 1, 2020 § Merger Integration § Supported clients & communities during the pandemic which included $293M in PPP Lending Continuing Priorities: § Completed merger with Optima Bank & § Leverage private banking model in highly Trust on April 17, 2019 attractive markets § Named the 18th Largest Independent § Increase brand awareness Investment Advisor in Massachusetts (according to Boston Business Journal) § Expand Wealth Management assets under management § Named as one of the region’s top corporate charitable contributors (according to § Grow and diversify Commercial Banking Boston Business Journal) opportunities & relationships § Increased resources to support expansion § Expand client base & deepen existing of business development initiatives relationships to grow deposit base 20Strategic Progress and Focus Recent Progress Strategic Focus § Generated record operating earnings in Near Term Priorities: 2020 § COVID-19 - Focused on our team, clients, § Completed merger with Wellesley Bancorp community support and risk management on June 1, 2020 § Merger Integration § Supported clients & communities during the pandemic which included $293M in PPP Lending Continuing Priorities: § Completed merger with Optima Bank & § Leverage private banking model in highly Trust on April 17, 2019 attractive markets § Named the 18th Largest Independent § Increase brand awareness Investment Advisor in Massachusetts (according to Boston Business Journal) § Expand Wealth Management assets under management § Named as one of the region’s top corporate charitable contributors (according to § Grow and diversify Commercial Banking Boston Business Journal) opportunities & relationships § Increased resources to support expansion § Expand client base & deepen existing of business development initiatives relationships to grow deposit base 20

Sustainability at Cambridge Trust Cambridge Trust is helping to build a better tomorrow for our clients, employees, communities, and society. -Denis Sheahan, President and CEO ~1,500 PPP Loans Benefited an Estimated Diversity & Inclusion Employee Engagement 24,000 Local Jobs • We embrace inclusiveness across all • We are committed to recruiting, areas of our organization developing and promoting a diverse workforce • We have more female Board members than any other company • We foster a culture that encourages listed on Nasdaq* employees to contribute their professional best • We were recognized for our gender 91% Increase diversity by 50/50 Women on in charitable giving in 2020 Boards The Environment Community Impact • We engage in renewable energy • We provide affordable mortgage lending and we do not lend to programs and access to financial companies that produce fossil fuels subsidies for first-time homebuyers $425,000 • We are making investments in • We provide a range of financial Directly for Pandemic Relief technology to reduce the use of paper solutions for nonprofit organizations & Racial Equity / Social and carbon emissions and minority-owned, women-owned Justice and veteran-owned businesses • We offer sustainable investing options for clients through internally • We give back not only through our developed Socially Responsible charitable donations and grants but Investing strategies also our team’s volunteer support for a variety of local organizations Additional information can be found within the sustainability section of our website 21 *S&P Global Market Intelligence © 2021 as of December 10, 2020Sustainability at Cambridge Trust Cambridge Trust is helping to build a better tomorrow for our clients, employees, communities, and society. -Denis Sheahan, President and CEO ~1,500 PPP Loans Benefited an Estimated Diversity & Inclusion Employee Engagement 24,000 Local Jobs • We embrace inclusiveness across all • We are committed to recruiting, areas of our organization developing and promoting a diverse workforce • We have more female Board members than any other company • We foster a culture that encourages listed on Nasdaq* employees to contribute their professional best • We were recognized for our gender 91% Increase diversity by 50/50 Women on in charitable giving in 2020 Boards The Environment Community Impact • We engage in renewable energy • We provide affordable mortgage lending and we do not lend to programs and access to financial companies that produce fossil fuels subsidies for first-time homebuyers $425,000 • We are making investments in • We provide a range of financial Directly for Pandemic Relief technology to reduce the use of paper solutions for nonprofit organizations & Racial Equity / Social and carbon emissions and minority-owned, women-owned Justice and veteran-owned businesses • We offer sustainable investing options for clients through internally • We give back not only through our developed Socially Responsible charitable donations and grants but Investing strategies also our team’s volunteer support for a variety of local organizations Additional information can be found within the sustainability section of our website 21 *S&P Global Market Intelligence © 2021 as of December 10, 2020

Stock Price Performance and Dividend Trend Stock Price Performance Declared Dividends 21 years of increased dividends (1999 – 2020) $2.50 $2.12 $2.04 $1.96 $1.86 $2.00 $1.77 $1.50 $1.00 $0.50 2017 2018 2019 2020 YTD 2021 22 Source: S&P Global Market Intelligence © 2021 as of June 30, 2021 YTD 2021 Dividends includes all dividends declared through July 20, 2021Stock Price Performance and Dividend Trend Stock Price Performance Declared Dividends 21 years of increased dividends (1999 – 2020) $2.50 $2.12 $2.04 $1.96 $1.86 $2.00 $1.77 $1.50 $1.00 $0.50 2017 2018 2019 2020 YTD 2021 22 Source: S&P Global Market Intelligence © 2021 as of June 30, 2021 YTD 2021 Dividends includes all dividends declared through July 20, 2021

Why Cambridge Bancorp? Business Model • Focused private banking business model • Attractive geographic markets • Affluent client base • Expanding commercial services • Investing for future growth Performance • Consistently profitable • Strong returns • Core deposit funded • Well-capitalized Credit • Strong asset quality • Sound underwriting acumen and risk management practices Culture • Client-centric service culture • Loyal client base • Experienced, conservative leadership • Commitment to our community 23

Appendix 24Appendix 24

Appendix: Interest Rate Risk Profile As of June 30, 2021 Net Interest Income (NII) Sensitivity Immediate Parallel Shock – Year 1 Ramps- Year 1 Down 100 Up 100 Up 200 Up 300 Down 100 Up 200 8.0% 8.0% 5.2% 4.0% 4.0% 0.0% 0.0% 0.0% (0.4%) (0.8%) (0.8%) -4.0% -4.0% (6.5%) -8.0% -8.0% 25 Net Interest Income Sensitivity excludes purchase accounting adjustments and the impact of PPP loan fee income.Appendix: Interest Rate Risk Profile As of June 30, 2021 Net Interest Income (NII) Sensitivity Immediate Parallel Shock – Year 1 Ramps- Year 1 Down 100 Up 100 Up 200 Up 300 Down 100 Up 200 8.0% 8.0% 5.2% 4.0% 4.0% 0.0% 0.0% 0.0% (0.4%) (0.8%) (0.8%) -4.0% -4.0% (6.5%) -8.0% -8.0% 25 Net Interest Income Sensitivity excludes purchase accounting adjustments and the impact of PPP loan fee income.

Forward Looking Statements and Non-GAAP Measures Certain statements herein may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about the Company and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, the impact of any laws or regulations applicable to the Company, and measures being taken in response to the COVID-19 pandemic and the impact of the COVID-19 pandemic on the Company’s business are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors include, but are not limited to, the following: the current global economic uncertainty and economic conditions being less favorable than expected, disruptions to the credit and financial markets, changes in the Company’s accounting policies or in accounting standards, weakness in the real estate market, legislative, regulatory or accounting changes that adversely affect the Company’s business and/or competitive position, the Dodd-Frank Act’s consumer protection regulations, the duration and scope of the COVID-19 pandemic and its impact on levels of consumer confidence, actions governments, businesses and individuals take in response to the COVID-19 pandemic, the impact of the COVID-19 pandemic and actions taken in response to the pandemic on global and regional economies and economic activity, the pace of recovery when the COVID-19 pandemic subsides, challenges from the integration of the Company and Wellesley resulting in the combined business not operating as effectively as expected, disruptions in the Company’s ability to access the capital markets, the cost savings of the merger with Wellesley may not be fully realized or may take longer to realize than expected, operating costs, customer loss and business disruption following the merger with Wellesley, including adverse effects on relationships with employees, may be greater than expected, and other factors that are described in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year end December 31, 2020, which the Company filed on March 15, 2021. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information includes operating net income and operating diluted earnings per share, tangible book value per share and the tangible common equity ratio (including and excluding PPP loans), operating return on average assets, operating return on tangible common equity, operating efficiency ratio, and operating pre-tax pre-provision income and return on average assets. Operating net income and operating diluted earnings per share exclude items that management believes are unrelated to its core banking business such as merger, acquisition, and capital raise expenses, gain (loss) on disposition of investment securities, and other items. The Company’s management uses operating net income and operating diluted earnings per share to measure the strength of the Company’s core banking business and to identify trends that may to some extent be obscured by such excluded gains or losses. Management also supplements its evaluation of financial performance with analysis of tangible book value per share (which is computed by dividing shareholders’ equity less goodwill and acquisition related intangible assets, or “tangible common equity,” by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by tangible assets, defined as total assets less goodwill and acquisition related intangibles), return on average assets and return on tangible common equity on an operating basis, the operating efficiency ratio (which is computed by dividing noninterest expense adjusted for nonoperating expenses and total revenue adjusted for gain/(loss) on disposition of investment securities), operating pre-tax pre-provision income over average assets (which is computed by dividing income before taxes adjusted for the provision (release) for credit losses, nonoperating expenses, and gain/(loss) on disposition of investment securities over average assets). The Company has included information on these non-GAAP financial measures because the Company believes that investors may find it useful to have access to the same analytical tool used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be nonoperating and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures are not necessarily comparable to non-GAAP performance measures which may be presented by other companies.. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented under “GAAP to Non-GAAP Reconciliations.” Reconciliations are included in the most recent Earnings Release, which can be located on our website here: http://ir.cambridgetrust.com/News/ 26Forward Looking Statements and Non-GAAP Measures Certain statements herein may constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about the Company and its industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, the impact of any laws or regulations applicable to the Company, and measures being taken in response to the COVID-19 pandemic and the impact of the COVID-19 pandemic on the Company’s business are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results. Such factors include, but are not limited to, the following: the current global economic uncertainty and economic conditions being less favorable than expected, disruptions to the credit and financial markets, changes in the Company’s accounting policies or in accounting standards, weakness in the real estate market, legislative, regulatory or accounting changes that adversely affect the Company’s business and/or competitive position, the Dodd-Frank Act’s consumer protection regulations, the duration and scope of the COVID-19 pandemic and its impact on levels of consumer confidence, actions governments, businesses and individuals take in response to the COVID-19 pandemic, the impact of the COVID-19 pandemic and actions taken in response to the pandemic on global and regional economies and economic activity, the pace of recovery when the COVID-19 pandemic subsides, challenges from the integration of the Company and Wellesley resulting in the combined business not operating as effectively as expected, disruptions in the Company’s ability to access the capital markets, the cost savings of the merger with Wellesley may not be fully realized or may take longer to realize than expected, operating costs, customer loss and business disruption following the merger with Wellesley, including adverse effects on relationships with employees, may be greater than expected, and other factors that are described in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year end December 31, 2020, which the Company filed on March 15, 2021. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This information includes operating net income and operating diluted earnings per share, tangible book value per share and the tangible common equity ratio (including and excluding PPP loans), operating return on average assets, operating return on tangible common equity, operating efficiency ratio, and operating pre-tax pre-provision income and return on average assets. Operating net income and operating diluted earnings per share exclude items that management believes are unrelated to its core banking business such as merger, acquisition, and capital raise expenses, gain (loss) on disposition of investment securities, and other items. The Company’s management uses operating net income and operating diluted earnings per share to measure the strength of the Company’s core banking business and to identify trends that may to some extent be obscured by such excluded gains or losses. Management also supplements its evaluation of financial performance with analysis of tangible book value per share (which is computed by dividing shareholders’ equity less goodwill and acquisition related intangible assets, or “tangible common equity,” by common shares outstanding), the tangible common equity ratio (which is computed by dividing tangible common equity by tangible assets, defined as total assets less goodwill and acquisition related intangibles), return on average assets and return on tangible common equity on an operating basis, the operating efficiency ratio (which is computed by dividing noninterest expense adjusted for nonoperating expenses and total revenue adjusted for gain/(loss) on disposition of investment securities), operating pre-tax pre-provision income over average assets (which is computed by dividing income before taxes adjusted for the provision (release) for credit losses, nonoperating expenses, and gain/(loss) on disposition of investment securities over average assets). The Company has included information on these non-GAAP financial measures because the Company believes that investors may find it useful to have access to the same analytical tool used by management. As a result of merger and acquisition activity, the Company has recognized goodwill and other intangible assets in conjunction with business combination accounting principles. Excluding the impact of goodwill and other intangibles in measuring asset and capital values for the ratios provided, along with other bank standard capital ratios, provides a framework to compare the capital adequacy of the Company to other companies in the financial services industry. These non-GAAP measures should not be viewed as a substitute for operating results and other financial measures determined in accordance with GAAP. An item which management deems to be nonoperating and excludes when computing these non-GAAP measures can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP performance measures are not necessarily comparable to non-GAAP performance measures which may be presented by other companies.. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented under “GAAP to Non-GAAP Reconciliations.” Reconciliations are included in the most recent Earnings Release, which can be located on our website here: http://ir.cambridgetrust.com/News/ 26

Cambridge Bancorp Parent of Cambridge Trust Company Denis K. Sheahan Michael F. Carotenuto Chairman, President and Senior Vice President and Chief Executive Officer Chief Financial Officer 617-520-5520 617-520-5520 27Cambridge Bancorp Parent of Cambridge Trust Company Denis K. Sheahan Michael F. Carotenuto Chairman, President and Senior Vice President and Chief Executive Officer Chief Financial Officer 617-520-5520 617-520-5520 27